                               MATHERS FUND, INC.
                100 Corporate North * Bannockburn, Illinois 60015
                           800-962-FUND * 847-295-7400
                            mathersfund@earthlink.net


     DIRECTORS
           KARL M. BECKER
           TYLER R. CAIN
           CHARLES G. FREUND
           JON P. HEDRICH
           ROBERT E. KOHNEN
           ANNE E. MORRISSY
           ROBERT J. REYNOLDS
           JACK O. VANCE
           HENRY G. VAN DER EB, JR.

     OFFICERS
           HENRY G. VAN DER EB, JR., CFA
           Chairman

           ROBERT J. REYNOLDS, CFA
           President

           ANNE E. MORRISSY, CFA
           Executive Vice President and Secretary

           LAWRENCE A. KENYON, CPA
           Senior Vice President and Chief Financial Officer

           EDITH L. COOK
           Vice President and Treasurer

           MARY ANNE KINNUCAN
           Vice President

           HEIDI M. STUBNER
           Vice President

     Investment Adviser
           MATHERS AND COMPANY, INC.
           Bannockburn, Illinois

     Custodian
           STATE STREET BANK AND TRUST CO.
           Boston, Massachusetts

     Transfer Agent
           DST SYSTEMS, INC.
           Kansas City, Missouri

     Counsel
           SIDLEY & AUSTIN
           Chicago, Illinois

     Auditors
           ARTHUR ANDERSEN LLP
           Chicago, Illinois

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.






                                     MATHERS
                                      FUND






                                   SEMI-ANNUAL
                                     REPORT

                                      1998

MOUNTAIN CHARTS PLOT POINTS

      MATHER                         S&P 500
      "1964"     10000               "1964"     10000
      "1965"     12089               "1965"     10768
      "1966"     12597               "1966"      9685
      "1967"     24265               "1967"     12007
      "1968"     30783               "1968"     13335
      "1969"     28936               "1969"     12200
      "1970"     29507               "1970"     12688
      "1971"     35358               "1971"     14504
      "1972"     41059               "1972"     17256
      "1973"     25806               "1973"     14727
      "1974"     17908               "1974"     10830
      "1975"     28124               "1975"     14859
      "1976"     40604               "1976"     18404
      "1977"     46368               "1977"     17082
      "1978"     53349               "1978"     18202
      "1979"     78188               "1979"     21558
      "1980"    109687               "1980"     28548
      "1981"    101193               "1981"     27143
      "1982"    116227               "1982"     32952
      "1983"    135015               "1983"     40372
      "1984"    131529               "1984"     42900
      "1985"    167682               "1985"     56534
      "1986"    191108               "1986"     67115
      "1987"    242780               "1987"     70635
      "1988"    276110               "1988"     82334
      "1989"    304849               "1989"    108392
      "1990"    336643               "1990"    105037
      "1991"    368441               "1991"    136961
      "1992"    379883               "1992"    147380
      "1993"    387977               "1993"    162206
      "1994"    365253               "1994"    164328
      "1995"    390861               "1995"    226017
      "1996"    390577               "1996"    277905
      "1997"    402350               "1997"    370617
      "98SA"    391875               "98SA"    436254

LETTER TO SHAREHOLDERS                                         JULY 31, 1998
--------------------------------------------------------------------------------

Did Federal Reserve Chairman Alan Greenspan's recent testimony on July 21st, with the Dow Jones at 9325, mark the top of the bull market by sparking the current sharp sell-off? If so, was it something he said on that Tuesday, during his report to Congress that cracked confidence, or was the market coincidentally about to turn down anyway? What is clear is that the world's most prominent central banker continues to believe that the stock market is dangerously overvalued on both current and overly optimistic projected earnings.

During his testimony, Mr. Greenspan made the following statements:
"Ultimately, history tells us that there will be a correction of some significant dimension . . . The significant part of the rise in equity prices has resulted from a continuous increase in long-term expected earnings . . . History tells us that it is going to run into some difficulty sooner rather than later . . . At some point, we are discounting the hereafter."

These comments reflect the fact that over the last 2 1/2 years the S&P 500 has ballooned an improbable six times faster than the percentage increase in operating earnings, which have been overstated due to excessive write-offs, issuance of stock options, lower tax rates, and questionable accounting practices. Additionally, the advance in the S&P 500 is at high risk because earnings growth has decelerated to close to zero, while ironically being ballyhooed as 'better than expected', and will likely turn negative as rising wages, weak revenues, Y2K costs, a strong dollar, the Asian crisis, and lack of pricing power cut into profit margins. With one third of world GDP already in recession or worse, the reverse wealth effect of a bear market in the U.S. and Europe would accelerate a decline in consumer confidence and spending, spreading the deflationary Asian economic contraction to a global scale.

Mr. Greenspan's bearish view of stock valuations should not be a surprise, since he had previously expressed his concern regarding the risks to the "real economy" from the U.S. "financial asset bubble" on 12-5-96 (DJIA 6430) in his famous "irrational exuberance" speech and again on 2-26-97 (DJIA 6983) when he said, "Regrettably, history is strewn with visions of such 'new eras' that, in the end, have proven to be a mirage."

The S&P 500 Index advanced 17.7% through June 30th, then shot up to all-time record overvaluation in mid-July, making pre-crash September 1929 valuations look like bargains. Chart #1 and its inset table on the next page provide the long-term analytical perspective of four fundamental benchmarks. As shown in the table, at the peak of the July "got to own 'em" buying panic, investors were paying an incredible $74 for $1 of S&P 500 dividends (1.35% dividend yield), $30 for $1 of earnings (P/E of 30 and earnings yield of 3.3%) and $6.31 for $1 of book value. Additionally, the market value of the U.S. stock bubble is now an astounding 140% of GDP vs. 81% in August 1929. A 64% market drop would just return this ratio to its 72-year average of 49.9%, assuming GDP stays constant, which would be unlikely in a major decline.

The classic characteristics of a stock market mania increasingly fit the period from late 1994 to today. In a mania, prices initially take off with a powerful upward thrust, starting where a long-term bull market would normally end, then continue upward in relentless price spurts with progressively fewer, shorter, and smaller pullbacks. This pattern, starting in early 1995, is clearly shown on Chart #2, and is marked on Chart #1 as the "Great Baby Boomer Stock Market Mania of '95-'98." Other distinguishing features of a stock mania include: massive public participation, gross overvaluation, novices outperforming professionals, get rich quick urgency, irrational indifference to risk, total discrediting of bearish views, and individuals being swept up by crowd psychology. The speculative frenzy ultimately ends with a final price spurt terminated by an abrupt and sharp trend reversal which eventually takes prices below the starting point of the entire advance.

As a speculative bubble inflates, it becomes increasingly likely to burst spontaneously since it requires proportionately larger amounts of new money inflows to support its expanding size. Among many symptoms of an approaching top, the $12 trillion U.S. stock bubble had sprung a leak several months before mid-July, as secondary stocks ran out of buyers and began to decline, while new cash was selectively pumped into a short list of jumbo blue chips, pushing the weighted indices to minor new highs. Then the Chairman spoke.

Manias, whether in stocks, tulips, or Beanie Babies, stop when the confidence that prices will continue to rise is broken. Skeptics look foolish as prices rise far above fundamental value, but eventually regain respect as prices collapse. If the market did make an historic top in July, the Fund, which declined 2.6% in the first half, will have many opportunities for capital appreciation in the months ahead.



                                                 /s/ Henry Vander Eb
                                                 ----------------------
                                                 Henry Vander Eb
                                                 Chairman

[ Contained here in paper format is a chart reflecting the Stock Market
Capitalization as a Percentage of Nominal GDP.   This chart was prepared for
Mathers Fund by Topline Investment Graphics, Boulder CO.   A hard copy is
available by calling the Fund at 800-962-3863. The line is the ratio of stock market capitalization divided by nominal GDP. The chart's x-axis represents years, from 1926 through 2000 and its y-axis shows percentage points, from 0 to
140.    The average, since 1926, has been 49.9%   The high points (August 1929,
81.4%; November 1968, 77.8% and December 1972, 78.10%) were all followed by severe bear markets. The current value is a record high, 140.6%.

Also contained within the chart is a table of data as follows:


  S&P 500
1928 to 1997        Price/Book     Dividend Yield     P/E  Ratio
------------        ----------     --------------     ----------
Avg. of Five
 Major Bottoms          0.9              7.14             7.8

Avg. of Six
 Major Tops             2.4              2.94            20.2

Sept. 1929 Top          3.6              2.86            21.1

Current: 7/20/98        6.3              1.35            30.0]



[Contained here in paper format is a chart reflecting the Standard & Poors 500 stock index. The x-axis reflects the years from 1972 through 6/30/98 and its Y-axis is on an arithmetic scale and extends from 50 to 1200. The chart was
prepared internally by Mathers Fund.   A hard copy is available by calling
Mathers Fund at 800-962-3863. The chart is a bar chart with monthly data and shows the parabolic rise in level of the S&P 500 Index since 1972.

Three smaller charts appear in a box inset in the main chart.   Each of these
charts shows a parabolic price rise, a top and the following sharp decline. The first of the three charts reflects gold prices from Jan 1978 at about $150, through its peak in late 1979 at over $800, to its decline in February 1980 at
about $470.    The second of the three charts reflects the price of the Tokyo
Nikkei stock index and begins in January 1985 at about 11,000 Yen, continues through its peak in November 1989 near 39,000 Yen to its year-end 1992 level of
15,000 Yen.   The last of the three charts shows the Dow Jones Industrial
Average from its 1925 level of 125, through the 1929 peak of around 375 to its year-end 1931 level of 80.]

                     SCHEDULE OF INVESTMENTS                       June 30, 1998
                                   (Unaudited)
--------------------------------------------------------------------------------

                          COMMON STOCKS   8.7%


   Shares                                          Market Value
   ------                                          ------------
            AIRLINES 1.0%
   30,000   KLM Royal Dutch Airlines...........      $1,228,125

            FARM EQUIPMENT 0.3%
   20,000   AGCO Corp..........................         411,250



            FERTILIZER 2.1%
  200,000   Agrium, Inc........................       2,525,000

            FOODS 0.4%
   25,000   Archer Daniels Midland Co..........         484,375

            HEALTH CARE 0.6%
   25,000   Columbia/HCA Healthcare Corp.......         728,125

            METALS 0.4%
   20,000   Asarco, Inc........................         445,000

            OIL & GAS 1.5%
   50,000   Unocal Corp........................       1,787,500

            SPECIALTY RETAIL 0.5%
   20,000   Saks Holdings, Inc. *..............         552,500

            TECHNOLOGY 1.9%
1,182,200   Aura Systems, Inc. *..............       2,290,513
                                                --------------


Total Common Stocks (Cost $13,467,178)........  $   10,452,388
                                                --------------

                              SHORT-TERM NOTES 2.4%

   Par Value                                     Market Value
   ---------                                     ------------


$ 2,914,000   State Street Bank Repo,
                     5.00%, due 7-1-98 **
                     (Cost $2,914,000).........    $2,914,000
                                                -------------


                             U.S. TREASURIES 89.7%
  Par Value
  ---------


$ 80,000,000   U.S. Treasury Notes, 7 7/8%
                    due 11-15-04 +............. $  89,850,000
   5,000,000   U.S. Treasury Bills
                    due 8-13-98 ...............     4,962,417
   4,000,000   U.S. Treasury Bills
                    due 8-6-98 ................     3,970,009
   4,000,000   U.S. Treasury Bills
                    due 7-23-98 ...............     3,970,133
   5,000,000   U.S. Treasury Bills
                    due 7-9-98 ................     4,976,666
                                                -------------

Total U.S. Treasuries (Cost $97,804,225)        $ 107,729,225
                                                -------------

TOTAL INVESTMENTS (Cost $114,185,403).......... $ 121,095,613

OTHER ASSETS (Net) (0.8%)                          (1,033,969)
                                                -------------

TOTAL NET ASSETS - 100% ....................... $ 120,061,644
                                                =============

  * Non-Income Producing          ** Collateralized by a U.S. Treasury Bond
         + Portion pledged to broker for open short positions









                 SCHEDULE OF SECURITIES SOLD SHORT                 June 30, 1998
                                   (Unaudited)
--------------------------------------------------------------------------------

 Shares                                                        Market Value
 -------                                                       ------------
              CHEMICALS   1.9%
     30,000   E.I. du Pont de Nemours and Co. ...........   $    2,238,750

              COMMUNICATIONS   1.4%
     20,000   Time Warner Inc. ..........................        1,708,750

              COMPUTERS AND COMPONENTS   3.7%
     30,000   International Business Machines Corp.......        3,444,375
     30,000   3Com Corp..................................          920,625
                                                            --------------
                                                                 4,365,000
              CONSUMER ELECTRONICS   3.0%
    100,000   Best Buy Co., Inc..........................        3,612,500

    Shares                                                     Market Value
    -------                                                    ------------
              ENTERTAINMENT   5.9%
    100,000   Carnival Corp..............................   $    3,962,500
     30,000   The Walt Disney Co.........................        3,151,875
                                                           ---------------
                                                                 7,114,375

              SEMICONDUCTORS   4.1%
     35,000   Intel Inc..................................        2,594,375
     40,000   Texas Instruments, Inc.....................        2,332,500
                                                           ---------------
                                                                 4,926,875
                                                           ---------------
 TOTAL INVESTMENTS IN COMMON STOCK
     SOLD SHORT - 20.0%  (Proceeds $22,657,144)..........   $   23,966,250
                                                           ===============


SECURITIES SOLD SHORT ARE GENERALLY HELD FOR VERY SHORT TIME PERIODS, THUS, THIS SCHEDULE MAY NOT BE REPRESENTATIVE OF POSITIONS AFTER 6-30-98.

       The accompanying Notes to Financial Statements are an integral part of these schedules.

                        BALANCE SHEET

                        June 30, 1998


                         (Unaudited)
---------------------------------------------------------


ASSETS:
INVESTMENTS AT MARKET VALUE:

  Common Stocks
      (Cost $13,467,178) ...................   $  10,452,388
  U.S. Treasuries:
     Notes
      (Cost $79,925,000) ...................      89,850,000
      Bills (Amortized
      Cost $17,879,225) ....................      17,879,225
  Repurchase Agreement
      (Cost $2,914,000) ....................       2,914,000    $ 121,095,613
                                               -------------    -------------

CASH .......................................                        1,921,628

RECEIVABLES FOR:

  Proceeds on Securities
    Sold Short .............................   $  22,657,144
  Dividends and Accrued
    Interest ...............................         939,131
  Investments Sold .........................         685,515
  Subscriptions to Capital
    Stock ..................................             913
  Other ....................................          48,517       24,331,220
                                                                -------------

TOTAL ASSETS ...............................   $ 147,348,461
                                               =============

LIABILITIES:
PAYABLES FOR:

  Investments in Securities Sold Short
       (Proceeds $22,657,144) ...............................   $  23,966,250
  Investments Purchased .....................................       3,175,530
  Accrued Expenses ..........................................          82,000
  Redemptions of Capital Stock ..............................          45,937
  Dividends on Securities Sold Short ........................          17,100
                                                                -------------

TOTAL LIABILITIES ...........................................   $  27,286,817
                                                                =============

CAPITAL:
  Capital Stock, $1.00 par value;
      9,435,472 shares outstanding
      (100 million shares authorized) ........................  $   9,435,472
  Paid-In Surplus ............................................    142,801,890
  Accumulated Undistributed Net Investment
      Income .................................................      3,115,760
  Accumulated Undistributed Net Realized
      Loss on Investments ....................................    (40,892,582)
  Net Unrealized Appreciation on Investments                        5,601,104
                                                                -------------

TOTAL CAPITAL (NET ASSETS) ...................................  $ 120,061,644
                                                                -------------
TOTAL LIABILITIES AND CAPITAL ................................  $ 147,348,461
                                                                =============
  Net Asset Value (Capital) Per Share at
      June 30, 1998 ..........................................  $       12.72
                                                                =============




                STATEMENT OF OPERATIONS



        For the Six Months Ended June 30, 1998

                      (Unaudited)

--------------------------------------------------------------

INVESTMENT INCOME:
INCOME:

    Interest ..............   $3,648,290

    Dividends .............       61,775            $3,710,065
                              ----------            ----------

OPERATING EXPENSES:

    Management Fee ........   $  449,735

    Legal and Auditing ....      113,590

    Transfer Agent ........       87,639

    Other .................       64,560

    Printing ..............       24,376

    Custodian .............       18,034

    Dividends on Securities
       Sold Short .........       17,850

    Registration ..........       15,462

    Taxes .................        8,345               799,591
                              ----------            ----------
NET INVESTMENT INCOME ............................. $ 2,910,474
                                                    -----------

REALIZED AND UNREALIZED GAINS/(LOSSES)
    ON INVESTMENTS AND SECURITIES SOLD SHORT:

Net Realized Loss on Investments Sold ...........   $(7,237,790)

Net Realized Gain on Securities Sold Short ......       403,134

Net Change in Unrealized Appreciation on
    Investments and Securities Sold Short ........      593,568
                                                   ------------
Net Realized and Unrealized Loss on
    Investments and Securities Sold Short ........   (6,241,088)
                                                   ------------
Net Decrease in Net Assets Resulting from
    Operations ................................... $ (3,330,614)
                                                   ============



              The accompanying Notes to Financial Statements are an
                       integral part of these statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Unaudited)
--------------------------------------------------------------------------------


                                                                                         6 MOS. ENDED      FULL YEAR ENDED
                                                                                         JUNE 30, 1998      DEC. 31, 1997
                                                                                         -------------      -------------

OPERATIONS:
    Net Investment Income ...........................................................   $   2,910,474    $   5,991,494
    Net Realized Gain/(Loss) on Investments Sold ....................................      (7,237,790)       3,088,393
    Net Realized Gain on Securities Sold Short ......................................         403,134                0
    Net Change in Unrealized Appreciation ...........................................         593,568       (4,616,313)
                                                                                        -------------    -------------
      Net Increase/(Decrease) in Net Assets Resulting from Operations ...............      (3,330,614)       4,463,574
                                                                                        -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:  Dividends from Net Investment Income ................               0       (6,033,168)
                                                                                        -------------    -------------
CAPITAL STOCK ISSUED AND REDEEMED:
    Net Proceeds from Sales of Shares, 153,553 and 752,707 shares, respectively .....       1,980,439        9,989,029
    Net Proceeds from Dividend Reinvestment Plan, 0 and 419,098 shares, respectively                0        5,473,417
    Cost of Shares Redeemed, 1,312,688 and 3,507,039 shares, respectively ...........     (16,991,996)     (47,084,701)
                                                                                        -------------    -------------
      Decrease in Net Assets Derived from Capital Stock Transactions, (1,159,135) and
           (2,335,234) shares, respectively .........................................     (15,011,557)     (31,622,255)
                                                                                        -------------    -------------
      Net Decrease in Net Assets ....................................................     (18,342,171)     (33,191,849)
TOTAL NET ASSETS:
    Beginning of Period .............................................................     138,403,815      171,595,664
                                                                                        -------------    -------------

    End of Period (including undistributed net investment income of $3,115,760 and
      $201,267 respectively) ........................................................   $ 120,061,644    $ 138,403,815
                                                                                        =============    =============

              The accompanying Notes to Financial Statements are an
                       integral part of these statements


                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The investment objective is capital appreciation over the long term. The Fund may pursue its objective by investing in common stocks and other equity securities and by engaging in certain investment strategies designed to capitalize on potential declines in the prices of equity securities, such as short sales. The Fund may also invest all or any portion of its assets in fixed-income securities. The following is a summary of the significant accounting policies of the Fund:
    (a) The Fund intends to distribute all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision has been made for Federal income taxes since the Fund has elected to be taxed as a regulated investment company. The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward to eight years following the year of the loss and offset such losses against any future realized gains. At December 31, 1997, the Fund had a capital loss carryforward of $33,885,284, of which $11,658,398 expires on December 31, 2003 and
        $22,226,885 expires on December 31, 2004.
    (b) Common stocks traded on securities exchanges and stocks traded on the NASDAQ National Market are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation. In the event a security does not trade on a given date, the current bid price is used as the valuation. Fixed income securities with a maturity of greater than 60 days are valued at the current bid price, and those of 60 days or less are carried at amortized cost which approximates market value. Financial futures are valued at the settlement price established each day by the exchange on which they are traded.
    (c) During the six months ended June 30, 1998, the Fund entered into S&P 500 index futures contracts to hedge against possible declines of its portfolio securities. Risks of entering into futures contracts include the possibility that changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Fund deposits with its custodian, in a segregated account, a U.S. Treasury Bill to cover margin requirements. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    (d) Realized gains or losses are determined on the specific identification method. Dividends associated with common stocks are recognized as income or expense on the ex-dividend date. Dividends to shareholders are recorded on the declaration date which coincides with the ex-dividend date.
    (e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.
2. The Fund has an agreement dated May 1, 1988 with Mathers and Company, Inc., of which certain officers and directors of the Fund are officers, directors and shareholders, to serve as its investment adviser and manager. Under the agreement, the Fund pays an annual management fee of 0.75% of the first $200,000,000 of the Fund's average monthly net asset value plus 0.625% of any excess over $200,000,000 but not exceeding $500,000,000, plus 0.50% of any excess over $500,000,000. The adviser is required to reimburse the Fund to the extent expenses, other than taxes but including the management fee, in any year exceed the sum of 1 1/2% of the first $30,000,000 of the Fund's average monthly net asset value plus 1% of such value in excess of $30,000,000. Under the agreement, Mathers and Company, Inc. also provides office facilities and bookkeeping services to the Fund.
3. Cost of U.S. Treasury obligations and of other investment securities purchased during the six months ended June 30, 1998, amounted to $73,678,591 and $88,007,814, respectively. Proceeds of U.S. Treasury obligations and other investment securities sold or matured during the six months were $75,648,605 and $124,314,562, respectively. The cost of investments is the same for financial statement and Federal income tax purposes. At June 30, 1998, gross unrealized appreciation on investments was $10,485,956 and gross unrealized depreciation on investments was $4,884,852.

                                  MATHERS FUND

                      TOTAL RETURN INVESTMENT PERFORMANCE


                          (All Periods Ended 6-30-98)



                                 PERCENT CHANGE

                                                                   1 YR.    5 YR.   10 YR.    20  YR.   33  YR.+
                                                                   -----   ------   ------    -------   --------
MATHERS FUND ................................................       0.47     2.37    42.56    634.84    3818.75
Standard & Poor's 500 .......................................      30.15   182.27   447.96   2385.04    4262.54
Value Line Composite * ......................................      15.49    91.68   158.97    780.54    1104.30
Dow Jones Industrial Average ................................      18.68   185.97   459.97   2327.19    3674.55
Long-Term U.S. Treasury Bonds ...............................      21.05    55.95   197.10    688.25    1086.31
30-Day U.S. Treasury Bills ..................................       5.04    26.19    69.30    305.57     702.51
Consumer Price Index ........................................       1.69    12.88    38.12    150.01     416.13




                                             COMPOUND ANNUAL RETURNS


                                                                   1 YR     5 YR.    10 YR.    20 YR.   33 YR.+
                                                                  ------   ------   -------   -------   -------
MATHERS FUND ................................................       0.47     0.47     3.61     10.49     11.81
Standard & Poor's 500 .......................................      30.15    23.08    18.56     17.42     12.18
Value Line Composite * ......................................      15.49    13.90     9.98     11.49      7.87
Dow Jones Industrial Average ................................      18.68    23.39    18.80     17.29     11.68
Long-Term U.S. Treasury Bonds ...............................      21.05     9.29    11.50     10.87      7.82
30-Day U.S. Treasury Bills ..................................       5.04     4.76     5.41      7.25      6.54
Consumer Price Index ........................................       1.69     2.45     3.28      4.69      5.12


* Unweighted average of 1600 stocks   + From date of initial public offering:
                                        8-19-65


  THE FUND'S DAILY PRICE AND ASSET MIX PERCENTAGES ARE AVAILABLE VIA RECORDED MESSAGE (AFTER 4:30 P.M. CENTRAL TIME) MONDAY THROUGH FRIDAY AT 800-962-FUND.

   THE FUND'S PRICE CAN BE E-MAILED TO YOU DAILY. PLEASE PROVIDE YOUR E-MAIL ADDRESS BY CALLING 800-962-FUND OR VIA E-MAIL AT mathersfund@earthlink.net.

 SHAREHOLDER ACCOUNT BALANCES MAY BE OBTAINED FROM THE FUND'S TRANSFER AGENT AT
           800-235-7458 BETWEEN 8:00 A.M. AND 4:30 P.M. CENTRAL TIME.


The results shown reflect past performance and should not be considered representative of future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results reflect income dividends reinvested and capital gains distributions accepted in shares.